UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2005

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 10, 2005, SAVVIS Communications Corporation (“Borrower”), a Missouri corporation and the wholly-owned subsidiary of SAVVIS, Inc., a Delaware corporation (“Registrant”), entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Foothill, Inc., as arranger and administrative agent, and the lender parties thereto. The Credit Agreement provides for an $85.0 million senior secured revolving credit facility (of which up to $15.0 million may be used for the issuance of letters of credit). The facility will mature in December 2008.

At the closing of the Credit Agreement, Borrower borrowed $58.0 million pursuant to the Credit Agreement, of which $53.9 million was used to repay term indebtedness under Borrower’s Amended and Restated Master Lease Agreement with General Electric Capital Corporation. The remainder of the borrowing was used to pay fees and expenses related to the Credit Agreement.

The indebtedness under the Credit Agreement is guaranteed by the Registrant and the Registrant’s domestic subsidiaries other than Borrower (the “Guarantors”). Borrower’s obligations under the Credit Agreement and the guarantees of the Guarantors are secured by a first-priority security interest in substantially all of Borrower’s and Guarantors’ assets.

Under the terms of the Credit Agreement, Borrower may elect to pay interest based on a LIBOR rate (LIBOR plus an applicable margin) or an alternate base rate (prime rate plus an applicable margin) and may convert loans under one rate into loans under another, subject to the terms and conditions set forth in the Credit Agreement. The applicable margin will adjust annually according to a pricing grid based on Borrower’s Adjusted EBITDA (as defined in the Credit Agreement), ranging from (1) 2.75% to 3.25% for LIBOR rate loans, and (2) 1.00% to 1.50% for base rate loans. In addition, within 180 days after the closing date, the Agent may modify the Credit Agreement to increase the applicable margins up to 50 basis points if necessary for the Agent to complete the syndication of the commitments.

The Credit Agreement contains various affirmative, negative and financial covenants. If any event of default occurs and is not cured within applicable grace periods set forth in the Credit Agreement, or waived, Wells Fargo Foothill, Inc. may, and at the request of the lenders will, terminate the commitments and declare the loans then outstanding to be due and payable in whole or in part, together with accrued interest and any unpaid accrued fees and all other obligations of Borrower accrued under the Credit Agreement (including all letters of credit obligations).

The foregoing summary of the Credit Agreement is not complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with, and as one of the conditions to the closing of, the Credit Agreement, the Borrower repaid all outstanding indebtedness under the Amended and Restated Master Lease Agreement, dated as of March 8, 2002, by and among Borrower, other signatories named therein and General Electric Capital Corporation (the “Master Lease”) and terminated the Master Lease on June 10, 2005. There were no early termination penalties incurred by the Borrower in connection with the termination of the Master Lease.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
10.1+	Credit Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, SAVVIS, Inc., a Delaware corporation, the lenders that are signatories thereto and Wells Fargo Foothill, Inc., as the arranger and administrative agent.

10.2	Security Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.3	Guaranty Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.4	Trademark Security Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.5	Patent Security Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.6	Amendment No. 1, dated as of June 10, 2005, to the Amended and Restated Securities Purchase Agreement, dated as of February 9, 2004, by and among SAVVIS, Inc. and the persons and entities listed on the signature pages thereto.

+	A request for confidential treatment has been submitted with respect to this exhibit. The copy filed as an exhibit omits the information subject to the request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: June 16, 2005	By:	/s/ JEFFREY H. VON DEYLEN
	Name:	Jeffrey H. Von Deylen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1+	Credit Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, SAVVIS, Inc., a Delaware corporation, the lenders that are signatories thereto and Wells Fargo Foothill, Inc., as the arranger and administrative agent.

10.2	Security Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.3	Guaranty Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.4	Trademark Security Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.5	Patent Security Agreement dated June 10, 2005, by and among SAVVIS Communications Corporation, a Missouri corporation, the grantor parties thereto, and Wells Fargo Foothill, Inc., as the administrative agent for the lender parties.

10.6	Amendment No. 1, dated as of June 10, 2005, to the Amended and Restated Securities Purchase Agreement, dated as of February 9, 2004, by and among SAVVIS, Inc. and the persons and entities listed on the signature pages thereto.

+	A request for confidential treatment has been submitted with respect to this exhibit. The copy filed as an exhibit omits the information subject to the request for confidential treatment.